                                                                 EXHIBIT 10.8


                    FIRST AMENDMENT TO MIAMI ARENA CONTRACT
                                      AND
                                   AGREEMENT


       This First Amendment to Miami Arena Contract and Agreement (this "Agreement"), dated as of December 13, 1990, to be effective as of the respective dates stated in this Agreement, by and between Miami Sports and Exhibition Authority and Decoma Miami Associates, Ltd.;

                                  WITNESSETH:

                                  Recitations

         1. On and effective as of October 10, 1986, Miami Sports and Exhibition Authority and Decoma Miami Associates, Ltd. entered into that certain Miami Arena Contract (the "Original Contract") relating to the development, construction and operation of the Miami Arena in Miami, Florida.

         2. Miami Sports and Exhibition Authority and Decoma Miami Associates, Ltd. have agreed to amend the Original Contract in certain respects and have reached certain other stipulations and agreements relating to the Original Contract, and now desire to evidence such amendments, stipulations and agreements hereby.


                                   Agreements

         In consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

A. Incorporation of Definitions from Original Contract; Definitions in this Agreement. All terms defined in any part of the Original Contract shall have the same respective meanings when used in this Agreement except as the definitions of such terms may be amended in this Agreement or except as may be provided expressly to the contrary in this Agreement. All terms defined in any part of this Agreement shall have the same meaning throughout this Agreement.


B.       Amendment of the Original Contract.

         1. Amendments. Owner and Operator hereby amend the Original Contract in the following particulars:
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         (a)      Article II of the Original Contract is amended by:

                  (i) adding thereto the following terms and definitions for such terms:

         "Additional Seat Use Charge" - An amount that (except as provided to the contrary below in this definition), commencing April 11, 1990, (i) the user of each seat in the Arena shall be charged for the use of such seat and (ii) Operator shall collect from each such user, which amount shall vary, for each event, depending on the price range in which the ticket price for such seat at such event falls, as follows:

Ticket Price Range
(exclusive of Seat Use
Charge but inclusive of
sales tax on the ticket
price and any other          Amount of Additional
admission charge)            Seat Use Charge Per Seat
- -----------------------      ------------------------
$14.99 and below                      -0-
$15.00 and above                     $0.25

any Additional Seat Use Charge larger or effective earlier than as stated above must be acceptable to both Owner and Operator; Additional Seat Use Charge shall be in addition to, and not in lieu of, Seat Use Charges (as defined in this Contract) and admission charges. Notwithstanding the preceding provisions of this definition, (i) unless the then existing License Agreement between Operator (or its subcontractor) and the Miami Heat Limited Partnership (or its permitted successor) provides or permits the imposition of Additional Seat Use Charge, no Additional Seat Use Charge shall be applied on tickets for exhibition, regular season and playoff games of the Miami Heat National Basketball Association team, and (ii) Operator shall not be obligated to, but may, apply the Additional Seat Use Charge on event tickets which are distributed without charge.

         "Additional Seat Use Revenues" - For each Operating Year, the aggregate of all Additional Seat Use Charges received by Operator during such Operating Year together with all interest, if any, earned thereon.

         "Adjusted Operating Expenses" - For any Operating Year commencing with the 1988-89 Operating Year, Operating Expenses for such Operating Year less (i) the Annual Replacement Fund Payment for such Operating Year



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and (ii) the Calculated Variable Operating Payment for such Operating Year.

         "Adjusted Operating Loss" - For any Operating Year commencing with the 1988-89 Operating Year, the amount by which the Adjusted Operating Expenses for such Operating Year exceed the Operating Income for such Operating Year.

         "Available Operating Income" - For any Operating Year commencing with the 1988-89 Operating Year in which there is an Operating Loss but not an Adjusted Operating Loss, the amount by which the Operating Income for such Operating Year exceeds the Adjusted Operating Expenses for such Operating Year.

         "Calculated Variable Operating Payment" - For each Operating Year, the Variable Operating Payment for such Operating Year as calculated pursuant to the first or the second sentence, as applicable, of Exhibit C.2.3.2. The terms "Variable Operating Payment" and "Calculated Variable Operating Payment" shall have the same meanings when used in this Contract.

         "Cumulative Deferred Annual Replacement Fund Payment" - At any date, the lesser of (a) the aggregate of the Deferred Annual Replacement Fund Payments from all prior Operating Years (but not prior to the 1990-91 Operating
Year) minus the aggregate of (i) all Operating Income paid prior to such date under the terms of Exhibit C.2.2.1(a)(i) expressly and only for the payment and reduction of the Cumulative Deferred Annual Replacement Fund Payment, and (ii) all Additional Seat Use Revenues paid prior to such date under the terms of Exhibit C.2.1.2 expressly and only for the payment and reduction of the Cumulative Deferred Annual Replacement Fund Payment, or (b) $200,000.

         "Cumulative Deferred Variable Operating Payment" - At any date, the lesser of (a) the aggregate of the Deferred Variable Operating Payments from all prior Operating Years not actually paid to Operator pursuant to Exhibit
C.2.3.2 minus the aggregate of (i) all Operating Income paid to Operator prior to such date, as part of Operator's Operating Income Allocation, which under the terms of Exhibit C.2.2.1 is paid to Operator expressly and only for the payment and reduction of the Cumulative Deferred Variable Operating Payment, and (ii) all Additional Seat Use Revenues paid to Operator prior to such date, as part of Operator's Seat Use Allocation, which under the terms of Exhibit
C.2.1.2 are paid to Operator expressly and only for the payment and reduction


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of the Cumulative Deferred Variable Operating Payment, or (b) $1,000,000.

         "Deferral Operating Year" - An Operating Year in respect of which either (or both) Deferred Annual Replacement Fund Payment is credited to Cumulative Deferred Annual Replacement Fund Payment pursuant to Exhibit C.2.2.1(a)(iii) or Deferred Variable Operating Payment is credited to Cumulative Deferred Variable Operating Payment pursuant to Exhibit C.2.3.2.

         "Deferred Annual Replacement Fund Payments" - The Annual Replacement Fund Payment(s), or portions thereof, for Operating Years 1990-91 and subsequent Operating Years, from time to time not paid but deferred, without interest, pursuant to the terms of Exhibit C.2.2.1(a)(iii).

         "Deferred Variable Operating Payments" - The Calculated Variable Operating Payment(s), or portions thereof, from time to time not paid but deferred, without interest, pursuant to the terms of Exhibit C.2.3.2.

         "Qualifying Amounts" -

                 (a) For the Initial Operating Year, the aggregate of all money payable to Operator under this Contract during or attributable or allocable to such Operating Year, excluding the Fixed Operating Payment but including the Variable Operating Payment for such Operating Year, Operator's Operating Income Allocation for such Operating Year and Operator's Seat Use Allocation for such Operating Year; and

                 (b) For each subsequent Operating Year commencing with the 1988-89 Operating Year, the sum of (without duplication): (i) the aggregate of all money payable to Operator under this Contract during or attributable or allocable to such Operating Year (excluding amounts paid to Operator during such Operating Year as reimbursement for funds previously advanced by Operator), minus the Fixed Operating Payment for such Operating Year, minus, the portion (if any) of the Calculated Variable Operating Payment for such Operating Year actually paid to Operator pursuant to Exhibit C.2.3.2 and minus the aggregate amounts of Operating Income and (if any) Additional Seat Use Revenue payable to Operator for such Operating Year, under the provisions of Exhibits
         C.2.2.1 and


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         C.2.1.2, respectively, expressly and only for the payment and reduction of Cumulative Deferred Variable Operating Payment, plus (ii) the Calculated Variable Operating Payment for such Operating Year (whether or not any portion thereof was paid to Operator for such Operating Year pursuant to Exhibit C.2.3.2).

         "Unrecovered Deferral Operating Year" - A Deferral Operating Year for which either (or both) the Deferred Annual Replacement Fund Payment for such Operating Year or the Deferred Variable Operating Payment for such Operating Year has not been fully recovered by payment thereof pursuant to Exhibit C.2.1.2(iv) and/or Exhibit C.2.2.1(a)(i)(B)(5).

                 (ii) deleting the definition for "Annual Replacement Fund Payment" in its entirety and replacing it with the following:

         "'Annual Replacement Fund Payment' - For the first Operating Year an amount equal to that amount calculated pursuant to Article II of this Contract prior to the amendment hereof by the First Amendment hereto; and for each Operating Year thereafter the sum of $50,000.00."

                 (iii) deleting the definition for "Contract" in its entirety and replacing it with the following:

         "'Contract' - This agreement containing eleven (11) pages and Exhibits A through I hereto, as amended by the First Amendment to Miami Arena Contract and Agreement dated as of December 13, 1990 and as the same may be further amended, modified or supplemented from time to time."

                 (iv) deleting the definition for "Net Operating Income" in its entirety and replacing it with the following:

         "'Net Operating Income - For each Operating Year, the amount, if any, by which the Operating Income for such Operating Year exceeds the Operating Expenses for such Operating Year, as determined in accordance with generally accepted accounting principles."


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                 (v)      deleting the definition for "Operating Income" in its
         entirety and replacing it with the following:

         "'Operating Income' - For each Operating Year, all income during such Operating Year from any use of, concession at or in, or advertising in or connected with the Premises or interest, if any, on such amounts, as received or properly accrued by Operator during such Operating Year in accordance with generally accepted accounting principles. However, Operating Income shall not include the Seat Use Revenues, Additional Seat Use Revenues (except that Additional Seat Use Revenue shall be included in Operating Income for a given Operating Year to the extent Additional Seat Use Revenues for such Operating Year are used, under Exhibit C.2.1.2, to reduce an Adjusted Operating Loss for such Operating Year under any of the provisions of Exhibit C.2.1.2(i), to pay all or a portion of the Annual Replacement Fund Payment for such Operating Year, to pay all or a portion of the Calculated Variable Operating Payment for such Operating Year or to pay any amount of Deferred Annual Replacement Fund Payment and/or Deferred Variable Operating Payment for any Deferral Operating
Year), Convention Development Tax Revenues, sales taxes or other admission charges collected by Operator in satisfaction of Legal Requirements therefor, nor include proceeds of condemnation or insurance (other than business interruption) nor proceeds from ticket sales on behalf of, or as agent for, the user of the Arena that are not paid to Operator for rental of the Arena or in connection therewith, nor any Event-Related Expenses collected by Operator from any such user. Moreover, Operating Income shall not include (and Owner shall have no right, title or interest in): the Operating Payment; any payments received by Operator or any Operator Affiliate for or in connection with the sale, transfer, exchange, assignment or other hypothecation of an ownership or profits interests in Operator or any Operator Affiliate; any payments, rights or interests received by an Operator Affiliate arising out of or connected with the use of, concessions in or at, or advertising in or connected with, the Premises pursuant to any agreement between Operator and the Operator Affiliate entered into pursuant to or consistent with the provisions of Exhibit D.7; or proceeds of any loan to Operator or an Operator Affiliate.


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Further, if Operating Income for a given Operating Year includes accounts receivable that are uncollected on the last day of such Operating Year, then any such accounts receivable that remain uncollected at the later of (i) the close of business on the first business day in the month of December following the end of such prior Operating Year or (ii) the date of the audit report for such prior Operating Year prepared as provided for in Exhibit D.9.3.3, shall be reversed against the Operating Income for such prior Operating Year and charged against the specific revenue account(s) to which such item(s) was (were) previously credited (and when such item(s) are collected, it (they) shall be included in the Operating Income for the Operating Year in which it (they) actually are collected). Operating Income is further defined in Exhibit D.7.6(iv)."

                 (vi) deleting the definition for "Operator's Operating Income Allocation" in its entirety and replacing it with the following:

         "'Operator's Operating Income Allocation' -

         (a) For the Initial Operating Year, the sum of (i) 57.5%, of the first $1,750,000.00 of Net Operating Income for such Operating Year, (ii) 45% of the next $1,750,000.00 of Net Operating Income for such Operating Year and
(iii) 40% of the remaining Net Operating Income for such Operating Year; and

         (b) For each subsequent Operating Year commencing with the 1988-89 Operating Year, the amount of Operating Income provided to be paid to Operator for such Operating Year under the provisions of Exhibit C.2.2.1."

                 (vii) deleting the definition for "Operator's Seat Use Allocation" in its entirety and replacing it with the following:

         "'Operator's Seat Use Allocation' -

         (a) For the Initial Operating Year, the amounts of Seat Use Revenue provided to be paid to Operator for such Operating Year under the provisions of Exhibit C.2.1.1; and

         (b) For each subsequent Operating Year commencing with the 1988-89 Operating Year, the amounts of Seat Use Revenues and Additional Seat Use Revenues, respectively,


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

provided to be paid to Operator for such Operating Year under the provisions of Exhibit C.2.1.2."

                 (viii) deleting the definition for "Owner's Operating Income Allocation" in its entirety and replacing it with the following:

         "'Owner's Operating Income Allocation' -

         (a) For the Initial Operating Year, the sum of (i) 42.5% of the first $1,750,000.00 of Net Operating Income for such Operating Year, (ii) 55% of the next $1,750,000.00 of Net Operating Income for such Operating Year and
(iii) 60% of the remaining Net Operating Income for such Operating Year; and

         (b) For each subsequent Operating Year commencing with the 1988-89 Operating Year, the amount of Operating Income provided to be paid to Owner for such Operating Year under the provisions of Exhibit C.2.2.1."

                 (ix) deleting the definition for "Owner's Seat Use Allocation" in its entirety and replacing it with the following:

         "'Owner's Seat Use Allocation' -

         (a) For the Initial Operating Year, the amounts of Seat Use Revenue provided to be paid to Operator for such Operating Year under the provisions of Exhibit C.2.1.1; and

         (b) For each subsequent Operating Year commencing with the 1988-89 Operating Year, the amounts of Seat Use Revenues and Additional Seat Use Revenues, respectively, provided to be paid to Owner for such Operating Year under the provisions of Exhibit C.2.1.2."

                 (x) deleting the definition for "Seat Use Charge" in its entirety and replacing it with the following:

"'Seat Use Charge' - The amount that (except as provided to the contrary below in this definition) (i) the user of each seat in the Arena shall be charged for use of such seat and (ii) Operator shall collect from each such user. Such amount shall be at least $0.75 per seat and any increase above $0.75 must be acceptable to both Owner and Operator; for purposes of Exhibit D.1.1.2(e), the Seat Use Charge shall continue to be $0.75 unless



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
Owner and Operator specifically agree that for purposes of Exhibit D-1-1.2(e) Seat Use Charge shall be a different amount. Such charge shall be in addition to, and not in lieu of, admission charges. Notwithstanding the preceding provisions of this definition, Operator shall not be obligated to, but may, apply the Seat Use Charge on event tickets distributed without charge."

                 (xi) deleting the definition for "Special Budgeted Years" in its entirety and replacing it with the following:

"'Special Budgeted Years' - any Operating Year that (i) is after the third Operating Year of the Term and (ii) is immediately preceded by two consecutive Operating Years in each of which there has been an Adjusted Operating Loss."

         (b)     Exhibit C is amended by:

                 (i) deleting Exhibit C.2.1 in its entirety and replacing it with the following Exhibit C.2.1.1 and Exhibit C.2.1.2:

         "C.2.1.1 Seat Use Revenues. Within thirty (30) days after the end of each Operating Quarter and subject to the provisions of Exhibit C.2.2.2(b) and C.2.2.1(d), Operator shall cause the Seat Use Revenues received during such Operating Quarter to be distributed as follows:

                 (i) First, out of the first $1,350,000.00 of Seat Use Revenues received during such Operating Year, Owner shall be paid 25% and Operator shall be paid 75%; and

                 (ii) Second, out of the remaining Seat Use Revenues, if any, that have been received during such Operating Year, Owner shall be paid 50% and Operator shall be paid 50%.

         C.2.1.2 Additional Seat Use Revenues. Within ninety (90) days after the end of each Operating Year commencing with the 1989-90 Operating Year and subject to the provisions of Exhibit C.2.2.2(b), Operator, after application of all Operating Income for such operating Year in accordance with this Contract, shall cause the Additional Seat Use Revenues, to the extent that there are Additional



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
         Seat Use Revenues available, to be applied and paid in the following order of priority:

                 (i) first, to the reduction of the Adjusted Operating Loss (if any) for such Operating Year in the following order of priority:

                          (A) first, to pay any unpaid Adjusted Operating Expenses incurred or properly accrued by Operator during such Operating Year;

                          (B) then, to owner and operator to repay to Owner and Operator any sums which Owner and Operator, or either of them, may have paid, in respect of Adjusted Operating Expenses for such Operating Year, under Exhibits C.2.2.1(a)(ii), C.2.2.1(c) or C.2.2.1(d), pro rata according to the aggregate respective amounts so paid by Owner and Operator for such Operating Year, until all such amounts so paid by Owner and Operator have been repaid in full;

                          (C) then, to repay to the Replacement Fund the amount of money drawn therefrom during such Operating Year to pay Adjusted Operating Expenses pursuant to Exhibit C.2.2.1(d);

                          (D) then, to Owner and Operator to repay to Owner and Operator any Seat Use Revenues which may have been used, pursuant to Exhibit C.2.2.1(d), to pay Adjusted operating Expenses for such Operating Year, pro rata according to Owner's and Operator's respective Seat Use Allocations of such Seat Use Revenues for such Operating Year; and

                          (E) then, to repay to the Maintenance Fund the amount of money drawn therefrom during such Operating Year to pay Adjusted Operating Expenses pursuant to Exhibit C.2.2.1(d);

                   (ii) then, to the payment of such portion (which may be all) of the Annual Replacement Fund Payment for such Operating Year as may be in excess of the Available Operating Income (if any) for such Operating Year;


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                   (iii)  then, to the payment of such portion (which may be
          all) of the Calculated Variable Operating Payment for such Operating Year as may be in excess of the amount (if any) by which the Available Operating Income (if any) for such Operating Year exceeds the Annual Replacement Fund Payment for such Operating Year;

                   (iv) then, with respect to each then Unrecovered Deferral Operating Year, commencing with the earliest then Unrecovered Deferral Operating Year, and following with each succeeding Unrecovered Deferral Operating Year to and including the most recent Unrecovered Deferral Operating Year, an amount equal to the portion of the sum of the Deferred Annual Replacement Fund Payment (if any) for such Deferral Operating Year and the Deferred Variable Operating Payment (if any) for such Deferral Operating Year which has not been paid previously pursuant to this Exhibit C.2.1.1(iv) and/or Exhibit C.2.2.1(a)(i)(B)(5) (including any payments made pursuant to Exhibit C.2.2.1(a)(i)(B)(5) immediately prior to the payment to be made pursuant to this Exhibit C.2.1.2(iv)), which amount shall be applied first to such unpaid portion of the Deferred Annual Replacement Fund Payment (if any) for such Deferral Operating Year and second to pay to Operator such unpaid portion of the Deferred Variable Operating Payment (if any) for such Deferral Operating Year; and

                   (v) then, if the Seat Use Revenues received during such Operating Year were less than $1,350,000, the remaining
          Additional Seat Use Revenues received during such Operating Year shall be paid 25% to Owner and 75% to Operator until the sum of Seat Use Revenues and Additional Seat Use Revenues paid to Owner and Operator for such Operating Year equals $1,350,000; and

                   (vi) finally, the remaining Additional Seat Use Revenues received during such Operating Year shall be paid 50% to Owner and 50% to Operator."

                   (ii) deleting Exhibit C.2.2 in its entirety and replacing it with the following:

"C.2.2 Operating Income/Replacement Fund/Maintenance Account,



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         C.2.2.1 Payment of Operating Expenses Extraordinary Expenses

                 (a)      (i)     To the extent that there is Operating Income
         available to do so, Operator shall use and apply the Operating Income as follows:

                          (A) For the Initial Operating Year, to the payment of Operating Expenses as such expenses are incurred (with any Net Operating Income to be paid pursuant to Exhibit C.2.2.2); and

                          (B) For each subsequent Operating Year commencing with the 1988-89 Operating Year, to the payment of the following items in the following order of priority:

                                  (1)      first, to the payment of Adjusted
                          Operating Expenses for such Operating Year as such expenses are incurred;

                                  (2)      then, if applicable pursuant to
                          Exhibit C.2.2.2(d), to repay to the Maintenance Account the amount of money drawn therefrom during such Operating Year pursuant to Exhibit C.2.2.1(d);

                                  (3)      then, to the payment of the Annual
                          Replacement Fund Payment for such Operating Year;

                                  (4)      then, to Operator only, in payment
                          of the Calculated Variable Operating Payment for such Operating Year;

                                  (5)      then, with respect to each then
                          Unrecovered Deferral Operating Year, commencing with the earliest then Unrecovered Deferral Operating Year, and following with each succeeding Unrecovered Deferral Operating Year to and including the most recent Unrecovered Deferral Operating Year, an amount equal to the portion of the sum of the Deferred Annual Replacement Fund Payment (if any) for such Deferral Operating Year and the Deferred Variable Operating Payment (if any) for such Deferral Operating Year


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
                          which has not been paid previously pursuant to this Exhibit C.2.2.1(a)(i)(B)(5) and/or Exhibit C.2.1.2(iv), which amount shall be applied first to such unpaid portion of the Deferred Annual Replacement Fund Payment (if any) for such Deferral Operating Year and second to pay to Operator such unpaid portion of the Deferred Variable Operating Payment (if any) for such Deferral Operating Year; and

                                  (6)      finally, the remaining Operating
                           Income for such Operating Year ("Remaining Operating Income") shall be paid to Owner and to Operator as follows:

                                        (A.)    57.5% to Operator and 42.5% to
                                  Owner of the first $1,750,000 of Remaining
                                  Operating Income;

                                        (B.)    then, 45% to Operator and 55%
                                  to Owner of the next $1,750,000 of Remaining
                                  Operating Income; and

                                        (C.)    finally, any further Remaining
                                  Operating Income shall be paid 40% to
                                  Operator and 60% to Owner.

                 (ii) To the extent that there exists (A) an Operating Loss at anytime during the Initial Operating Year or (B) an Adjusted Operating Loss during any subsequent Operating Year commencing with the 1988-89 Operating Year, Operator shall deliver written notice thereof to Owner and if there are adequate funds therefor in the Maintenance Account, Owner shall, within three (3) days after receipt of such notice, pay to Operator out of the Maintenance Account an amount of money equal to such Operating Loss or such Adjusted Operating Loss, as applicable. To the extent funds are not available in the Maintenance Account to pay such Operating Loss or such Adjusted Operating Loss, as applicable, then to the extent there are adequate funds in the Replacement Fund, Operator shall pay such Operating Loss or such Adjusted Operating Loss, as applicable, out of the Replacement Fund. To the extent there exists such an Operating Loss or such an Adjusted Operating Loss, as applicable, and there are no funds remaining in the Maintenance Account and the Replacement Fund, then (Y) Owner is and shall be obligated to provide to Operator within fifteen (15) days after demand therefor an amount of money equal to 86% of such Operating Loss or such Adjusted Operating Loss, as applicable, and (Z) on the fifteenth (15th) day after such demand to Owner or on the day Owner actually pays its 86% share, if later, Operator shall pay for 14% of such Operating Loss or such Adjusted Operating Loss, as applicable.

                 (iii) For each Operating Year commencing with the 1990-91 Operating Year that, because of insufficient Operating Income and Additional Seat Use Revenues for such Operating Year, the entire Annual Replacement Fund Payment for such Operating Year is not paid out of Operating Income and/or Additional Seat Use Revenues pursuant to the applicable provisions of Exhibits C.2.2.1 and C.2.1.2, respectively, then the amount of the Annual Replacement Fund Payment for such Operating Year which is not paid out of such Operating Income and Additional Seat Revenues (an "Unpaid ARFP Portion") (subject to the $200,000 maximum balance limitation set forth in the definition of "Cumulative Deferred Annual Replacement Fund Payment" in Article II) shall be deferred, without interest, and shall become a Deferred Annual Replacement Fund Payment for all purposes of this Contract. If an Unpaid ARFP Portion for a given Operating Year is not deferred (and thus does not become a Deferred Annual Replacement Fund Payment) because of such $200,000 maximum balance limitation on the Cumulative Annual Replacement Fund Payment, then such Unpaid ARFP Portion shall be cancelled and thereafter shall not be either paid or deferred (even if in a subsequent Operating Year the balance of the Cumulative Deferred Annual Replacement Fund Payment is reduced to an amount which is less than $200,000).

         Any Annual Replacement Fund Payment, or portion thereof, which is deferred pursuant to this Exhibit C.2.2.1(a)(iii) and becomes a Deferred Annual Replacement Fund Payment shall not be cancelled, but shall be paid and recovered only as provided for in the applicable provisions of this Contract.

                 (b) To the extent that there are adequate funds available in the Replacement Fund, Operator shall use such funds to pay any Extraordinary Replacement and Repair Expenses for which insurance proceeds are not available. To the extent thereafter that there are not adequate funds available in the Replacement Fund but there are adequate funds available therefor in the Maintenance Account, Owner shall, within three (3) days after receipt of a notice from Operator requesting such funds, pay to Operator out of the Maintenance Account an amount equal to the amount needed to pay any Extraordinary Replacement and Repair Expenses for which insurance proceeds are not available. To the extent that there are not adequate funds in the Replacement Fund or the Maintenance Account to pay Extraordinary Replacement and Repair Expenses, Owner is and shall be obligated to provide such funds to Operator within fifteen (15) days after demand therefor. Operator shall have no obligation to provide any funds for Extraordinary Replacement and Repair Expenses.

         To the extent that insurance and warranty proceeds may be available to pay any Extraordinary Replacement and Repair Expenses, Operator shall diligently pursue collection thereof. If any such proceeds are collected by Operator after Owner has already provided Operator with funds to pay for the same expenses then such proceeds shall be paid to Owner to the extent, if any, that it is necessary to result in Owner paying only that part of Extraordinary Replacement and Repair Expenses that exceeds such insurance and warranty proceeds.

                 (c) Notwithstanding the provisions of Exhibit C.2.2.1(a)(ii) to the contrary and unless such excess costs arise out of an event of force majeure, Owner shall have no obligation to pay, and Operator shall not be entitled to draw funds out of the Maintenance Account or the Replacement Fund to pay the amount by which the Operating Expenses incurred by Operator during each Regular Budgeted Year and each Special Budgeted Year (other than the cost of utilities, insurance, taxes, extraordinary legal costs, Block 44 and 57 Annual Payment, Annual Replacement Fund Payment and Operating Payment) exceed the sum of the Operating Expenses (other than the cost of utilities, insurance, taxes, extraordinary legal costs, Block 44 and 57 Annual

         Payment, Annual Replacement Fund Payment and Operating Payment) set forth in the Approved Operating Expense Budget for such Operating Year (as escalated to meet the obligations of Operator to third parties under contracts that have been approved by Owner and to meet unforeseen emergencies) plus fifteen percent (15%). To the extent the Operating Income for such Operating Year is not adequate to pay such costs, Operator shall pay the excess costs described in the preceding sentence that do not arise out of an event of force majeure and/or are not in the reasonable judgment of Owner offset by savings, if any, that may have been realized during such Operating Year in costs for utilities, insurance, taxes, extraordinary legal Costs, NBA staffing and box office and NBA inducements.

                 (d) Notwithstanding the provisions of Exhibit C.2.2.1(a)(ii) to the contrary, if at any time prior to the end of (i) the Initial Operating Year or (ii) the end of any subsequent Operating Year commencing with the 1988-89 Operating Year, the Operating Expenses (in the case of the Initial Operating Year) or the Adjusted Operating Expenses (in the case of any subsequent Operating Year) incurred to such date exceed the amount of working capital, if any, then available plus the Operating Income received to the same date during such Operating Year, then the provisions of this Exhibit C.2.2.1(d) shall be followed in order to fund such cash deficit. First, within three (3) days after receipt of a notice requesting such funds and to the extent the amount of funds thus far paid out of the Maintenance Account during such Operating Year to pay cash deficits does not exceed $500,000, then Owner shall pay to Operator out of the Maintenance Account an amount equal to such cash deficits. If during an Operating Year Owner has paid more than $500,600 out of the Maintenance Account to pay cash deficits for such Operating Year and it is necessary to have additional funds to pay for additional cash deficits during such Operating Year and provided the amount of Seat Use Revenues used to pay cash deficits shall never exceed the balance in the Maintenance Account, Operator shall use the Seat Use Revenues that have not been paid out to Owner and Operator pursuant to Exhibit
         C.2.1 to fund such cash deficits. If such Seat Use Revenues are insufficient to pay such cash deficits or if the balance in the Maintenance Account does not exceed the amount of Seat Use Revenues used during such Operating Year to pay cash deficits, then any remaining funds needed during such Operating Year to pay cash deficits shall be paid in accordance with the procedure set forth in Exhibit C.2.2.1(a)(ii) as if cash deficits were Operating Losses (in the case of the Initial Operating Year) or Adjusted Operating Losses (in the case of any subsequent Operating Year commencing with the 1988-89 Operating Year). That is, all funds remaining in the Maintenance Account in excess of the amount of Seat Use Revenues used during such Operating Year to pay cash deficits and all funds in the Replacement Fund shall be used to pay such cash deficits and when there are no funds in the Maintenance Account in excess of the amount of Seat Use Revenues used during such Operating Year to pay cash deficits, and there are no funds in the Replacement Fund, Owner and Operator shall pay 86% and 14% respectively, of such cash deficits. Operator shall maintain a record of the Seat Use Revenues used to pay cash deficits pursuant to this Exhibit C.2.2.1(d).

         C.2.2.2          Payment of Allocations of Operating Income to
                          Operator and Owner.

                 (a) Within ninety (90) days after the end of each Operating Year, Operator shall be responsible for paying, and shall pay, such payment to be provisional and subject to adjustment based upon a final audit, out of Operating Income for such Operating Year
         (i) subject to the remaining provisions of this Exhibit C.2.2.2, to Operator, Operator's Operating Income Allocation and (ii) subject to the remaining provisions of this Exhibit C.2.2.2, to Owner, Owner's Operating Income Allocation.

                 (b) If Operator has used any of its own funds to pay for any Operating Expenses (in the case of the Initial Operating Year) or any Adjusted Operating Expenses (in the case of any subsequent Operating Year commencing with the 1988-89 Operating Year) [other than payment of Operating Expenses or Adjusted Operating Expenses, as applicable, by Operator pursuant to Exhibit C.2.2.1(c)] or Extraordinary Replacement and Repair Expenses after written demand has been made on Owner to make such payments or to cure or attempt to cure any Owner Default after Final Notice and has not been reimbursed such amounts, then Owner shall be obligated to repay such amounts to Operator on demand together with interest thereon at the rate of Prime plus 2 1/2% per annum from the date of its expenditure until paid to Operator. In addition to all rights and remedies available at law or equity to collect such amounts from Owner, Operator shall be entitled to receive, out of Owner's Operating Income Allocation and Owner's Seat Use Allocation, (shall retain for its own account and not pay to Owner), the amount of such money so expended by Operator together with interest thereon at the rate of Prime plus two and one-half percent (2 1/2%) per annum from the date of its expenditure until paid to Operator. Owner acknowledges that Operator has no obligation to use any of Operator's own funds to pay for any Operating Expenses [except as specifically provided in Exhibit C.2.2.1(a)(ii)(Z) and (C) or Extraordinary Replacement and Repair Expenses or to cure or attempt to cure any Owner Default. If Owner has used any of its own funds to pay for those specific Operating Expenses or Adjusted Operating Expenses, as applicable, that pursuant to Exhibit C.2.2.1(a)(ii)(Z) and (c) are to be paid by Operator or to cure or attempt to cure any Operator Default after Final Notice and has not been reimbursed such amounts, then Operator shall be obligated to repay such amounts to Owner on demand together with interest thereon at the rate of Prime plus 2 1/2% per annum from the date of its expenditure until paid to Owner. In addition to all rights and remedies available at law or equity to collect such amounts from Operator but subject to the limitations set forth in this Contract, Owner shall be entitled to receive out of Operator's Operating Income Allocation and Operator's Seat Use Allocation the amount of money so expended by Owner together with interest thereon at the rate of Prime plus two and one-half percent (2 1/2%) per annum from the date of its expenditure until paid to Owner. Operator acknowledges that Owner has no obligation to use any of Owner's own funds to pay for those specific Operating Expenses that pursuant to Exhibit C.2.2.1(a)(ii)(Z) and (c) are to be paid by Operator or to cure or attempt to cure any Operator Default.

                 (c) If during an Operating Year any Seat Use Revenues are used to pay cash deficits in accordance with Exhibit C.2.2.1(d), then at the end of such Operating Year, Owner shall pay out of the Maintenance Account to Operator, for disbursement in accordance with this Exhibit C.2.2.2(c), an amount equal to the Seat Use Revenues that were used during such Operating Year to pay for cash deficits. To the extent the funds in the Maintenance Account are insufficient to pay such Seat Use Revenues, then the balance of such Seat Use Revenues shall be paid in accordance with the provisions of Exhibit C.2.2.1(a) with such Seat Use Revenues being paid in the same manner that Operating Losses or Adjusted Operating Losses, as applicable under the provisions of Exhibit C.2.2.1(a)(ii), are paid and with Owner and Operator receiving an amount equal, respectively, to Owner's Seat Use Allocation of such Seat Use Revenues and Operator's Seat Use Allocation of such Seat Use Revenues.

                 (d) Notwithstanding any other provision of this Contract which may be to the contrary, if (i) during an Operating Year funds have been drawn pursuant to Exhibit C.2.2.1(d) out of the Maintenance Account to pay Operating Expenses or Adjusted Operating Expenses, as applicable, and (ii) at the end of such Operating Year there is, for that Operating Year, Net Operating Income (in the case of the Initial Operating Year) or Available Operating Income or Net Operating Income (in the case of any subsequent Operating Year commencing with the 1988-89 Operating Year), then such Net Operating Income (in the case of the Initial Operating Year) or Available Operating Income or Net Operating Income (in the case of any subsequent Operating Year commencing with the 1988-89 Operating Year), shall first be used to repay to the Maintenance Account the amount of money drawn therefrom during such Operating Year pursuant to Exhibit C.2.2.1(d)."

                 (iii) deleting Exhibit C.2.3.2 in its entirety and replacing it with the following:

         "C.2.3.2 Variable Operating Payment. For each Operating Year, the Variable Operating Payment shall be twelve percent (12%) of the amount, if any, by which the Operating Income for such Operating Year exceeds $1,500,000.00. However, in any Operating Year in which the Adjusted Operating Expenses exceed the Operating Income plus the total of Seat Use Revenues and Additional Seat Use

         Revenues (if any), the Variable Operating Payment for such Operating Year shall be zero. For the Initial Operating Year, the Variable Operating Payment shall be an Operating Expense that is paid to Operator at the end of the Initial Operating Year. For each subsequent Operating Year commencing with the 1988-89 Operating Year, the Variable Operating Payment shall be an Operating Expense that is paid to Operator at the time and in the manner hereinafter provided.

         For each Operating Year commencing with the 1988-89 Operating Year that Operator, because of insufficient Operating Income and Additional Seat Use Revenues for such Operating Year, is not entitled to be paid the entire Calculated Variable Operating Payment for such Operating Year out of Operating Income and/or Additional Seat Use Revenues pursuant to the applicable provisions of Exhibits C.2.2.1 and C.2.1.2, respectively, then the amount of the Calculated Variable Operating Payment for such Operating Year which Operator is entitled to be paid from such Operating Income and/or Additional Seat Use Revenues shall be paid to Operator at the end of such Operating Year, and the amount of the Calculated Variable Operating Payment for such Operating Year which Operator is not so entitled to be paid out of such Operating Income and/or Additional Seat Revenues (an "Unpaid CVOP Portion") shall not be paid, and (subject to the $1,000,000 maximum balance limitation set forth in the definition of "Cumulative Deferred Variable Operating Payment" in Article II) shall be deferred, without interest, and shall become a Deferred Variable Operating Payment for all purposes of this Agreement. If an Unpaid CVOP Portion for a given Operating Year is not deferred (and thus does not become a Deferred Variable Operating Payment) because of such $1,000,000 maximum balance limitation on the Cumulative Deferred Variable Operating Payment, then such Unpaid CVOP Portion shall be cancelled and thereafter shall not be either paid or deferred (even if in a subsequent Operating Year the balance of the Cumulative Deferred Variable Operating Payment is reduced to an amount which is less than $1,000,000).

         For each Operating Year in which (i) there is no Operating Loss, or
         (ii) if there is an Operating Loss for such Operating Year, Additional Seat Use

         Revenue (if any) equals or exceeds such Operating Loss, the entire Variable Operating Payment for such Operating Year shall be paid to Operator at the end of such Operating Year and no portion thereof shall be deferred.

         Any Calculated Variable Operating Payment, or portion thereof, which is deferred pursuant to this Exhibit C.2.3.2 and becomes a Deferred Variable Operating Payment shall not be cancelled, but shall be paid and recovered only as provided for in the applicable provisions of this Contract."

(c)      Exhibit D is amended by:

                 (i) deleting Exhibit D.1.1.1(d) in its entirety and replacing it with the following:

         "(d) If at any time during the Term, Owner is not in default under this Contract and the amount of money that Owner has actually paid in the aggregate subsequent to the Opening Date (i) pursuant to Exhibit C.2.2.1(a)(i) of this Contract (prior to its amendment by the First Amendment to Miami Arena Contract and Agreement) for Operating Losses in the Initial Operating Year and (ii) pursuant to Exhibit C.2.2.1(a)(ii) of this Contract (as amended by the First Amendment to Miami Arena Contract and Agreement) for Adjusted Operating Losses in the Operating Years succeeding the Initial Operating Year, as applicable, exceeds the amount of money that Owner has received in the aggregate since the Opening Date pursuant to all of Exhibit C.2.2.2(a), Exhibit C.2.1 (for the Initial Operating Year) and Exhibits C.2.1.1 and C.2.1.2 (for Operating Years subsequent to the Initial Operating Year) for Owner's Operating Income Allocation and Owner's Seat Use Allocation by $5,000,000.00 (such event is herein called a "Performance Failure"). For purposes of this calculation only: (i) neither Operating Losses nor Adjusted Operating Losses shall include any payments out of the Maintenance Account or any Operating Losses or Adjusted Operating Losses that arise out of or are attributable to events of force majeure or a condition that is common to the national or local operating arena industry; and (ii) the sum of Operating Losses for the Initial Operating Year and

                          Adjusted Operating Losses for the four (4) Operating Years succeeding the Initial Operating Year shall be deemed not to exceed $1,000,000 (even if the actual sum of such Operating Losses and such Adjusted Operating Losses for such five (5) Operating Years is greater than $1,000,000)."

                          (ii) deleting Exhibit D.1.4 in its entirety and replacing it with the following:

         "D.1.4           Termination Fee.

                          D.1.4.1 Except as specifically provided in this
                                  Exhibit D.1.4, the Termination Fee shall be an amount of money equal to the sum of (a) the greater of (x) Operator's Decoma Amount (as defined below) or (y) the product of (i) seven and one-half (7 1/2) times (ii) the average amount of all Qualifying Amounts of each of the five (5) highest income years (as defined below) during the Term plus (b) any money that Operator has advanced in accordance with the provisions of this Contract to pay for any Operating Expenses [other than payment of operating Expenses by Operator pursuant to Exhibit C.2.2.1(a)(ii) and C.2.2.1(c)] or Extraordinary Replacement and Repair Expenses or to cure or attempt to cure any Owner Default and that has not been reimbursed to Operator out of Owner's Operating Income Allocation or Owner's Seat Use Allocation together with interest thereon at the rate of Prime plus 2 1/2% per annum from the date of its expenditure until paid to Operator less (c) any money that (i) Owner has advanced in accordance with the provisions of this Contract to pay for those specific Operating Expenses that pursuant to Exhibit C.2.2.1(a) (ii) and 2.2.1(c) are to be paid by Operator or to cure any Operator Default after Final Notice and (ii) has not been reimbursed to

                                  Owner together with interest as provided for in Exhibit C.2.2.2(b).

                                  The "five highest income years" shall be those five Operating Years of the highest Qualifying Amounts or if there are less than five Operating Years in which there were Qualifying Amounts, then the number of Operating Years in which there were Qualifying Amounts. "Operator's Decoma Amount" shall be $7,121,000.00.

                          D.1.4.2 If any of the following specific events,
                                  occur the amount of the Termination Fee shall equal the sum of Operator's Decoma Amount plus the amount calculated pursuant to Exhibit D.1.4.1(b) less the amount calculated pursuant to exhibit D.1.4.1(c): (i) if Owner terminates the Contract at anytime before the eighteenth (18th) Operating Year because of an Operator Default that is a Performance Failure; or (ii) if Owner terminates the Contract at anytime prior to the eleventh
                                  (11th) Operating Year because of an operator
                                  Default that constitutes a "willful failure"; or (iii) if Owner terminates the Contract at anytime prior to the eleventh (11th) Operating Year because of the Operator Default described in Exhibit D.1.1.1(c)(i); or (iv) if Operator terminates this Contract at anytime before the eighteenth (18th) Operating Year because of an owner Default described in Exhibit D.1.1.2(e).

                          D.1.4.3 If any of the following specific events
                                  occur, the amount of the Termination Fee shall equal the sum of Operator's Decoma Amount [as reduced by Four Hundred Thousand and No/100 Dollars ($400,000.00) for each Operating Year that is prior to termination and after the seventeenth (17th) Operating Year] plus the amount calculated pursuant to Exhibit D.1.4.1(b) less the amount calculated pursuant to Exhibit D.1.4.1(c): (i) if Owner terminates the Contract at anytime after the seventeenth (17th) Operating Year because of an Operator Default that is a Performance Failure; or (ii) if Operator terminates this Contract at anytime after the seventeenth
                                  (17th) Operating Year because of an Owner
                                  Default described in Exhibit D.1.1.2(e).

                          D.1.4.4 If any of the following specific events
                                  occur, the amount of the Termination Fee shall equal the sum of Operator's Decoma Amount (as reduced by Two Hundred Fifty Thousand Dollars ($250,000.00) for each full Operating Year that is prior to Termination but after the tenth (10th) Operating Year and prior to the eighteenth (18th) Operating Year and Four Hundred Thousand and No/100 Dollars ($400,000.00) for each full Operating Year that is prior to termination but after the seventeenth (17th) Operating Year] plus the amount calculated pursuant to Exhibit D.1.4.1(b) less the amount calculated pursuant to exhibit D.1.4.1(c): (i) if Owner terminates the Contract at anytime after the eleventh (11th) Operating Year because of Operator Default that constitutes a 'willful failure' or (ii) if Owner terminates the Contract at anytime after the eleventh (11th) Operating Year because of the operator Default described in Exhibit D.1.1.1(c)(i).

                          D.1.4.5 If any of the following specific events
                                  occur, the Termination Fee shall equal only the amount calculated pursuant to exhibit D.1.4.1(b) less the amount calculated pursuant to Exhibit D.1.4.1(c): (i) if Owner terminates the Contract at anytime after the eleventh (11th) Operating Year because of both an Operator Default that is a Performance Failure and an Operator

                                  Default that satisfies the following
                                  conditions: Operator is obligated pursuant to the Contract to make the following payments, has the ability out of Operating Income received by it during the then current Operating Year to make any such payments and deliberately elects not to make any such payments. Such payments are the payment to Owner pursuant to Exhibit C.2.2(a) of Owner's Operating Income Allocation and pursuant to Exhibit C.2.1 of Owner's Seat Use Allocation, payment of the insurance premiums for the insurance described in Exhibit E and payment of the Annual Replacement Fund Payment.

                          D.1.4.6 If any of the following specific events
                                  occur, the amount of the Termination Fee shall be the amount specified in Exhibit
                                  D.1.4.1 reduced by Four Hundred Thousand and
                                  No/100 Dollars ($400,000.00) for each
                                  Operating Year prior to termination and after the seventeenth (17th) Operating Year: if Owner terminates the Contract at anytime because of an Operator Default described in Exhibit D.1.1.1(a) or D.1.1.(b) or D.1.1.1(c)(ii).

                          D.1.4.7 If this Contract is terminated by Owner or
                                  Operator, pursuant to Exhibit E.6.2, the Termination Fee shall be the amount specified in Exhibit E.6.2.

                          D.1.4.8 If this Contract is terminated by Operator
                                  because of an Owner Default described in Exhibit D.1.1.2(c) that is a condemnation of all of the Premises, then the Termination Fee shall be the sum of the portion of the condemnation award made to Operator or to which Operator is entitled pursuant to the Block 44/57 Agreement for its contractual interests in the Premises plus an amount calculated pursuant to Exhibit

                                  D.1.4.1(b) less an amount calculated pursuant to Exhibit D.1.4.1(c).

                          D.1.4.9 The term 'willful failure' as used in this
                                  Exhibit D.1.4 shall mean when Operator has the ability out of Operating Income received by it during the then current Operating Year to perform its obligations under this Contract but deliberately elects without justification not to perform such obligations."

                          (iii) deleting Exhibit D.7.4 in its entirety and replacing it with the following:

                          "D.7.4 Contracts for Use of Arena. Except only as provided to the contrary in this Exhibit D.7.4, Operator shall have full and exclusive power and authority, without Owner approval, to negotiate, execute, and perform (a) contracts, use agreements, licenses and other agreements with persons or entities who desire to schedule events or performances, telecasts, broadcasts or other transmissions in, from or to the Premises or who desire otherwise to use the Premises or any part thereof and (b) contracts, use agreements, licenses and other agreements with persons or entities that otherwise pertain to the use, operation and occupancy of the Premises or any part thereof in the Arena or the Premises.

                                  No Owner approval shall be required in
                                  connection with the negotiation, execution and performance of any of the contracts, agreements and licenses described in this Exhibit D.7.4 except that Owner shall have the right to approve the execution of any of those contracts, agreements and licenses described in Exhibit D.7.4(a) and (b) that
                                  (i) are with an Operator Affiliate or (ii) schedule events or performances in the Arena for more than 20 days during any one Operating Year ("Required Approval

                                  Agreements"). Such Owner approval shall (i) be given by the Chairman of Owner or his designee, (ii) not be unreasonably withheld and (iii) be subject to the standards for owner review and approval set forth in Exhibit D.6.4."

                          (iv) deleting Exhibit D.8.5 in its entirety and replacing it with the following:

                          "D.B.5 Operating Losses. Except as specifically provided in Exhibit C.2.2.1(a)(ii)(Z), and without limiting the effect of Exhibits
                                  C.2.1.2 and C.2.2.1(a)(i), Owner shall be responsible for paying, and shall pay, all Adjusted Operating Losses."

                          (v) Deleting Exhibit D.8.7 in its entirety and replacing it with the following:

                          "D.8.7 Maintenance Account. Owner has established a Maintenance account with Sun Bank-Miami, N.A., which account has a balance of $700,000.00 on October 16, 1986 and into which account owner shall cause to be
                                  deposited funds as provided in the documents issued in connection with the Bonds and this Contract. The Maintenance Account may be used only to fund operating Losses (in the Initial Operating Year) and Adjusted Operating Losses (in all Operating Years commencing with the 1988-89 Operating Year), Extraordinary Replacement and Repair Expenses for which funds are not available in the Replacement Fund, to pay amounts due to the operator under Paragraph C.2.2.2(b) of this Contract, to pay owner and Operator pursuant to Exhibit C.2.2.2(c) and for such other uses as Owner and Operator shall agree. From and after the date on which there have been three
                                  (3) consecutive Operating Years in which there is no Operating Loss and provided that the amount of money that has theretofore been deposited in the Maintenance Account equals at least $2,250,000 Owner's obligation to make payments into the Maintenance Account shall cease. Thereafter Owner shall have the right to withdraw funds from the Maintenance Account for the exclusive purpose of paying construction costs for a new exhibition center provided that after withdrawal of any such funds the aggregate of the balance of funds in the Maintenance Account is at least $2,250,000."

                          (vi) deleting Exhibit D.8.10 in its entirety and replacing it with the following:

                          "D.8.10 Seat Use Charge and Additional Seat Use
                                  Charge. There shall continuously be imposed a Seat Use Charge and, as applicable in accordance with the terms of this Contract, there shall be imposed an Additional Seat Use Charge, in each case for the use of each seat in the Arena. The Seat Use Charge shall be at least $0.75 per seat and the Additional Seat Use Charge shall be the applicable charge per seat set forth in this Contract. Increases in the Seat Use Charge or the Additional Seat Use Charge shall be as mutually agreed upon by owner and Operator as set forth in this Contract. As contemplated in the definition for Seat Use Charge, Owner and Operator agree, for the purposes of Exhibit D.1.1.2(e) only, that the Seat Use Charge referred to in Exhibit D.1.1.2(e) shall be $1.00. Operator shall not be required to maintain collected Seat Use Charges and Additional Seat Use Charges in segregated accounts and may commingle Seat Use Charges and Additional Seat Use Charges in the same account. However, Operator shall maintain accurate records of the amounts of Seat Use Charge and Additional Seat Use Charge received in each Operating Year. To determine the amount of interest earned on Seat Use Charges and Additional Seat Use Charges, respectively, for the purpose of quantifying Seat Use Revenues and Additional Seat Use Revenues, the aggregate interest earned during the course of an Operating Year on Seat Use Charges and Additional Seat Use Charges shall be prorated and deemed earned on the Seat Use Charges and the Additional Seat Use Charges, respectively, received for such Operating Year in the same proportion as the respective total amounts of Seat Use Charges and Additional Seat Use Charges received during such Operating Year."

                          (vii) deleting from Exhibit D.10.6 the requirement that copies of notices directed to owner be sent to Robert N. Sechen.

                          (viii) adding to Exhibit D.10.6 the requirement that
                     copies of notices directed to Owner be sent to:


                                  William Perry III
                                  Executive Director
                                  Miami Sports and Exhibition Authority
                                  300 Biscayne Boulevard Way
                                  Suite 1120
                                  Miami, Florida 33131

                                  Christopher G. Korge
                                  Holland & Knight
                                  1200 Brickell Avenue
                                  Miami, Florida 33101

         2. Ratification. Except as expressly amended hereby the Original Contract is hereby ratified and confirmed.

C.       Additional Stipulations and Agreements.

         1.      Approval of 1988-89 and 1989-90 operating Expense Budgets.
The 1988-89 Operating Expense Budget submitted by Operator has been approved by Owner, has been initialed by the parties for identification and is attached to this Agreement as Exhibit A. The 1989-90 Operating Expense Budget submitted by Operator has been approved by Owner, has been initialled by the parties for identification and is attached to this Agreement as Exhibit B.

         2. Concerning the Operating Loss in the Initial Operating Year. Owner agrees that the $107,559.00 paid by Operator to Owner on December 1, 1988, toward the loss from operations of $299,665 for the Initial Operating Year (ending September 30, 1988), is the only payment Operator is obligated under the Contract to make to Owner in respect of the Operating Loss for the Initial Operating Year and, specifically, but without limitation, Owner hereby waives any right to require Operator to contribute any portion of the purported increase in the Operating Loss for the Initial Operating Year resulting from the audit adjustments noted by Arthur Andersen & Co. in its report dated March 1, 1989.

         3. Concerning Certain Receivables from Owner Held by Operators Owner agrees to pay to Operator, on or before December 31, 1990, in full, the amounts shown on Exhibits C and D attached to this Agreement, which are accounts receivable from Owner on the books of Operator. The amounts shown on Exhibit C shall be paid from funds in the Maintenance Account and the amounts shown on Exhibit D shall be paid from Owner's funds.

         4. Concerning Deposits to and Disbursements from the Replacement Fund for Operating Year 1989-90. Owner and Operator have agreed that $124,000.00 of the Net Operating Income for Operating Year 1989-90 shall be deposited to the Replacement Fund, and such deposit has been made; and have agreed that disbursements from the Replacement Fund shall be made, at such times as Operator designates, to pay for the respective items, and in the respective amounts therefor, set forth on the schedule attached to this Agreement as Exhibit E.

         5. Concerning Possible Costs Resulting from Art in Public Places Ordinance. Reference is made to the fact that compliance hereafter with the Art in Public Places ordinances of the City of Miami may require the incurrence of costs to acquire art objects to be placed in or around the Arena. Operator shall have the right to approve all such art objects (and any replacements thereof), and their placement in or around the Premises, prior to the acquisition thereof by owner; such approval shall not be unreasonably withheld or delayed. Owner agrees that Operator shall have no obligation, under the Contract or otherwise, to pay, contribute to the payment of, or reimburse Owner in full or part for any of such costs to acquire any such objects or to replace any such object; such costs shall not be Operating Expenses or Extraordinary Replacement and Repair Expense; and no disbursement shall be made from operating Income, Seat Use Revenue, Additional Seat Use Revenue, the Replacement Fund or the Maintenance Fund to pay or reimburse such costs.

D.     Miscellaneous.

         1. Governing Law. This Agreement shall be governed by the laws of the State of Florida, and venue shall be in the City of Miami, Dade County, Florida.

         2. Entire Agreement. This Agreement constitutes the entire agreement, and supercedes any and all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         3. Captions. The captions used in this Agreement are for convenience only and shall in no way define, limit, or describe the scope or intent of this Agreement or any part thereof.

         4. Severability. If any term or provision or this Agreement, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to the persons or circumstance other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

         5. No Third Party Beneficiaries. The terms and provisions of this Agreement shall inure to the benefit of and be enforceable by the parties thereto and their permitted assignees, and no third parties shall succeed to any right hereunder or be benefitted hereby.

         6. Attorneys' Fees. In the event either party defaults in the performance of any of the terms, conditions or agreements contained in this Agreement and the other party places the enforcement of this Agreement, or any part thereof, or the collection of any sums due, or to become due, hereunder, in the hands of an attorney who files suit upon the same (either by direct action or counterclaim) and should such non-defaulting party prevail in such suit, the defaulting party shall pay the other party's reasonable attorney's fees. Any such attorney's fees shall not be Considered Operating Expenses.

         7. Effective Dates. The provisions of Articles A, B (other than Section B.1(viii)) and D (other than this Section D.7) and of Sections C.l.,
C.2 and C.6 of this Agreement shall be effective as of October 1, 1988 except as Section C.1 relates to the 1989-90 Operating Expense Budget, as to which such provision shall be effective as of October 1, 1989; the provisions of Sections B-1(viii), C.3, C.4, C.5 and D.7 of this Agreement shall be effective as of December 13, 1990.

         IN WITNESS WHEREOF, Owner and Operator have executed this Agreement as of the date first set forth above to be effective as of the respective dates set forth in this Agreement.


                                        MIAMI SPORTS AND EXHIBITION
                                        AUTHORITY

                                        By: /s/ Victor DeYurre
                                            ------------------------------------
                                            Name:   Victor DeYurre
                                            Title:  Chairman

                                        and

                                        By: /s/ William Perry III
                                            ------------------------------------
                                            Name:   William Perry III
                                            Title:  Executive Director


                                        Approved as to Form and Correctness

                                        Holland and Knight


                                        /s/ Christopher G. Korge
                                        ----------------------------------------
                                        Christopher G. Korge


                                        DECOMA MIAMI ASSOCIATES, LTD.

                                        By:  Decoma, Ltd., its sole general
                                             partner

                                             By:  Decoma Venture, its sole
                                                  general partner

                                                  By:  BIL Development, Inc.
                                                       Managing Venturer

                                                       By: /s/ C. Dean Patrinely
                                                          ----------------------
                                                          C. Dean Patrinely
                                                          President

            FIRST AMENDMENT TO MIAMI ARENA CONTRACT AND AGREEMENT


                                 MIAMI ARENA
                        BUDGETED REVENUE AND EXPENSES
                            FISCAL YEAR 1988-1989


REVENUES
RENTAL                                                           896440.00
NBA FIXED                                                        124550.00
CONCESSIONS-NON-NBA                                              681366.51
CONCESSIONS-NBA                                                  361257.23
PRIVATE SUITES                                                   202500.00
ADVERTISING                                                      250087.00
BOX OFFICE                                                       176295.00
OTHER                                                            257486.67

                TOTAL OPERATING REVENUES                        2949982.41

EXPENSES:

FIXED OPERATING PAYMENT                                          275000.00
VARIABLE OPERATING PAYMENT                                            0.00
ADMINISTRATIVE                                                  1467596.80
REPAIR & MAINTENANCE                                             265406.00
UTILITIES                                                        500000.00
PROMOTION/ADVERTISING                                            110000.00
INSURANCE                                                        240000.00
ANNUAL RESERVE                                                        0.00
BLOCK 44 LEASE                                                   300000.00
TELEPHONE                                                         40000.00
NBA STAFFING                                                     209000.00

                TOTAL OPERATING EXPENSES                        3407002.80

                NET OPERATING INCOME (DEFICIT)                  -457020.39







                          Page 1 of 11 - Exhibit "A"

   MIAMI ARENA
      BUDGET
    FY 1988-89

                        TOTAL
                        BUDGET           OCT            NOV            DEC            JAN            FEB            MAR
    REVENUE:
REXIAL                 896440.00       89644.00       89644.00       89644.00       89644.00       89644.00       89644.00
NBA FIXED              124550.00                      20750.33       20750.33       20750.33       20750.33       20750.33
CONCESSION             681366.51       68136.65       68136.65       68136.65       68136.65       68136.65       68136.65
CONCES. K&A            351257.23                      60209.54       60209.54       60209.54       60209.54       60209.54
PRIVATE SUIT           207500.00       16667.00       16667.00       16667.00       16667.00       16667.00       16667.00
ADVERTISING            250087.00       20583.00       20583.00       20583.00       20583.00       20583.00       20583.00
BOX OFFICE             176295.00       14691.25       14691.25       14691.25       14691.25       14691.25       14691.25
OTHER                  257486.67       21457.22       21457.22       21457.22       21457.22       21457.22       21457.22

    TOTAL             2949982.41      231179.12      312147.00      312147.00      312147.00      312147.00      312147.00

    EXPENSES:
FIXED OPER P           275000.00       22916.67       22916.67       22916.67       22916.67       22916.67       22916.67
VAR OPER PAT                0.00
ADMINISTRATI          1467596.00      120633.07      120633.07      120633.07      120633.07      120633.07      130633.07
REPAIR & MAI           265406.00       22117.17       22117.17       22117.17       22117.17       22117.17       22117.17
UTILITIES              500000.00       41666.67       41666.67       41666.67       41666.67       41666.67       41666.67
PFOND/ADV              110000.00        9166.67        9166.67        9166.67        9166.67        9166.67        9166.67
INSURANCE              240000.00       20000.00       20000.00       20000.00       20000.00       20000.00       20000.00
ANNUAL RESER                0.00           0.00           0.00           0.00           0.00           0.00           0.00
BLOCK 44 LEA           300000.00       25000.00       25000.00       25000.00       25000.00       25000.00       25000.00
TELEPHONE               40000.00        3333.33        3333.33        3333.33        3333.33        3333.33        3333.33
N&P STAFFING           209000.00                      34833.33       34833.33       34833.33       34833.33       34833.33

    TOTAL             3407002.00      264833.57      299666.90      299666.90      299666.90      299666.90      309666.90

NET INCOME            -457020.39      -33654.44       12480.10       12480.10       12480.10       12480.10        2480.10

                         APR            MAY            JUN            JUL            AUG            SEP
    REVENUE:
REXIAL                 89644.00       89644.00       89644.00       29881.33       29881.33       29881.33
NBA FIXED              20750.33
CONCESSION             68136.65       68136.65       68136.65       22712.22       22712.22       22712.22
CONCES. K&A            60209.54
PRIVATE SUIT           16667.00       16667.00       16667.00       17500.00       17500.00       17500.00
ADVERTISING            20583.00       20583.00       20583.00       21613.00       21613.00       21614.00
BOX OFFICE             14691.25       14691.25       14691.25       14691.25       14691.25       14691.25
OTHER                  21457.22       21457.22       21457.22       21457.22       21457.22       21457.22

    TOTAL             312146.00      231178.12      231178.12      127855.02      127855.02      127856.02

    EXPENSES:
FIXED OPER P           22916.67       22916.67       22916.67       22916.67       22916.67       22916.67
VAR OPER PAT
ADMINISTRATI          130633.07      120633.07      120633.07      120633.07      120633.07      120633.07
REPAIR & MAI           22117.17       22117.17       22117.17       22117.17       22117.17       22117.17
UTILITIES              41666.67       41666.67       41666.67       41666.67       41666.67       41666.67
PFOND/ADV               9166.67        9166.67        9166.67        9166.67        9166.67        9166.67
INSURANCE              20000.00       20000.00       20000.00       20000.00       20000.00       20000.00
ANNUAL RESER               0.00           0.00           0.00           0.00           0.00           0.00
BLOCK 44 LEA           25000.00       25000.00       25000.00       25000.00       25000.00       25000.00
TELEPHONE               3333.33        3333.33        3333.33        3333.33        3333.33        3333.33
N&P STAFFING           34833.33

    TOTAL             309666.90      264833.57      264833.57      264833.57      264833.57      264833.57

NET INCOME              2479.10      -33655.44      -33655.44     -136978.54     -136978.54     -136977.54

page 2 of 11 - Exhibit "A"

MIAMI ARENA
FY 1988-89 BUDGET
SCHEDULE OF ADMINISTRATIVE EXPENSES

                        TOTAL
                        BUDGET           OCT            NOV            DEC            JAN            FEB            MAR
PAYROLL & FR          1068946.80       89078.90       89078.90       89078.90       89078.90       89078.90       89078.90
AUTO EXP                16000.00        1333.33        1333.33        1333.33        1333.33        1333.33        1333.33
DUES & SUBS              5000.00         416.67         416.67         416.67         416.67         416.67         416.67
INTEREST                20000.00        1666.67        1666.67        1666.67        1666.67        1666.67        1666.67
OFFICE SUP              24000.00        2000.00        2000.00        2000.00        2000.00        2000.00        2000.00
POSTAGE                 12000.00        1000.00        1000.00        1000.00        1000.00        1000.00        1000.00
EQUIP RENTAL            10000.00        1500.00        1500.00        1500.00        1500.00        1500.00        1500.00
PT TIME PAYA            55650.00        4637.50        4637.50        4637.50        4637.50        4637.50        4637.50
SECURITY               160000.00       14000.00       14000.00       14000.00       14000.00       14000.00       14000.00
MISCELLANEOU            10000.00         833.33         833.33         833.33         833.33         833.33         833.33
AUDIT FEES              20000.00                                                                                  10000.00
LEGAL FEES              50000.00        4166.67        4166.67        4166.67        4166.67        4166.67        4166.67

TOTAL                 1467596.00      120633.07      120633.07      120633.07      120633.07      120633.07      130633.07

                         APR            MAY            JUN            JUL            AUG            SEP
PAYROLL & FR           89078.90       89078.90       89078.90       89078.90       89078.90       89078.90
AUTO EXP                1333.33        1333.33        1333.33        1333.33        1333.33        1333.33
DUES & SUBS              416.67         416.67         416.67         416.67         416.67         416.67
INTEREST                1666.67        1666.67        1666.67        1666.67        1666.67        1666.67
OFFICE SUP              2000.00        2000.00        2000.00        2000.00        2000.00        2000.00
POSTAGE                 1000.00        1000.00        1000.00        1000.00        1000.00        1000.00
EQUIP RENTAL            1500.00        1500.00        1500.00        1500.00        1500.00        1500.00
PT TIME PAYA            4637.50        4637.50        4637.50        4637.50        4637.50        4637.50
SECURITY               14000.00       14000.00       14000.00       14000.00       14000.00       14000.00
MISCELLANEOU             833.33         833.33         833.33         833.33         833.33         833.33
AUDIT FEES             10000.00
LEGAL FEES              4166.67        4166.67        4166.67        4166.67        4166.67        4166.67

TOTAL                 130633.07      120633.07      120633.07      120633.07      120633.07      120633.07

Page 3 of 11 - Exhibit "A"

                              RENTAL PROJECTIONS

                                   # of                 AVG             TOTAL           AVG                             RENT
CATEGORY                        EVENTS                  ATT              ATT           PRICE            GROSS
ROCK                             23.00               10500.00         241500.00        16.00         3864000.00      463680.00
ETHNIC                            5.00               10500.00          52500.00        15.00          787500.00       94500.00
OTHER                             5.00               10500.00          52500.00        15.00          787500.00       94500.00
CIRCUS                           18.00                7500.00         135000.00         9.00         1215000.00       97200.00
ICE (DISNEY)                      9.00                7000.00          63000.00         9.00          567000.00       45360.00
CAPADES                           7.00                3500.00          24500.00         9.00          220500.00      -50000.00
SESAME                            7.00                4500.00          31500.00         9.00          283500.00       34020.00
GLOBE TROTTERS                    1.00               11000.00          11000.00         9.00           99000.00       11880.00
TRACTOR PULL                      0.00               10000.00              0.00         9.00               0.00           0.00
WRESTLING                         5.00                6000.00          30000.00         9.00          270000.00       32400.00
BOXING                            0.00                6500.00              0.00        15.00               0.00           0.00
GYMNASTICS                        0.00                7500.00              0.00        11.00               0.00           0.00
COLLEGE B. BALL                  18.00                3500.00          63000.00         7.00          441000.00        6000.00
H. SCHOOL B. BALL                 3.00               10000.00          30000.00         4.00          120000.00       14400.00
MISC.                            15.00                3500.00          52500.00         0.00          FLAT RENT       52500.00
- ------------------              ----------------------------------------------------------------------------------------------
TOTAL                           116.00              112000.00         787000.00                      8655000.00      896440.00
==================              ==============================================================================================








                          Page 4 of 11 - Exhibit "A"

NBA FIXED PAYMENT
- --------------------
43 HOME GAMES @ 113,372                  575000.00
LESS:  SEAT USE CHARGE
(14,300 X 42 X .75)                      450450.00
                                        ----------
NET RENT                                 124550.00
                                        ==========


NBA CONCESSIONS
- --------------------
42 GAMES X 11.700 X 4.17 PER CAP        2049138.00
LESS:  SALES TAX                         115988.94
NET REVENUE                             1933149.06
PARTICIPATION %                               .325
                                        ----------
PARTICIPATING REVENUE                    628273.44
ARENA'S SHARE                                 .575
                                        ----------
NBA CONCESSION REVENUE                   361257.23
                                        ==========









                          Page 5 of 11 - Exhibit "A"

                             CONCESSIONS NON NBA

FOOD & BEVERAGE
        33.00 CONCERTS          346500.00 PATRONS
              @ 3.00 PER CAP                            1039500.00
        57.00 FAM SHOWS         317500.00 PATRONS
              @ 1.50 PER CAP                             476250.00
         5.00 WRESTLING          30000.00 PATRONS
              @ 3.75 PER CAP                             112500.00
        21.00 COLLEGE BALL       93000.00 PATRONS
              @ 2.,00 PER CAP                            186000.00
                                                        ----------
              GROSS TOTAL                               1814250.00
              LESS SALES TAX                             102693.40
                                                        ----------
              NET                                       1711556.60
              ARENA'S SHARE                                   .325
                                                        ----------
              FOOD & BEVERAGE REVENUE                    556255.90
                                                        ----------

MERCHANDISE

              DISNEY                                          0.00
              CIRCUS                                          0.00
        33.00 CONCERTS          346500.00 PATRONS
              @ 3.00 PER CAP                            1039500.00
         8.00 FAM SHOWS          42500.00 PATRONS
              @ 1.50 PER CAP                              63750.00
         5.00 WRESTLING          30000.00 PATRONS
              @ 2.00 PER CAP                              60000.00
        18.00 COLLEGE BALL       63000.00 PATRONS
              @  .50 PER CAP                              31500.00
                                                        ----------

              GROSS TOTAL                               1194750.00
              LESS SALES TAX                              67627.36
                                                        ----------
              NET                                       1127122.64
              ARENA'S SHARE                                   .111
                                                        ----------
              MERCHANDISE REVENUE                        125110.61
                                                        ----------
              TOTAL NON NBA CONCESSIONS                  681366.51
                                                        ==========




                          Page 6 of 11 - Exhibit "A"

                              BOX OFFICE REVENUE

TOTAL ATTENDANCE                                         787000.00
% SOLD BY T.M.                                                 70%
                                                        ----------
T.M. TICKETS                                             550900.00
OUTLET SALES %                                                 75%
                                                        ----------
OUTLET TICKETS                                           413175.00
OUTLET REBATE                                                 0.25
                                                        ----------
OUTLET REBATE $                                          103293.75


T.M. TOTAL TICKETS                                       550900.00
% OF PHONE SALES                                               25%

PHONE TICKETS                                            137725.00
PHONE REBATE                                                  .75%
                                                        ----------
PHONE REBATE $                                           103293.75


TOTAL DOLLAR SALES                                      8655000.00
% SOLD BY T.M.                                                 70%
                                                        ----------
T.M. DOLLARS                                            6058500.00
% OF PHONE ORDERS                                             0.25
                                                        ----------
PHONE DOLLARS                                           1514625.00
VISA/MC CHARGES                                               0.02
                                                        ----------
COST OF PHONE TICKETS                                     30292.50


RECAP
OUTLET REBATES                                           103293.75
PHONE REBATES                                            103293.75
COST OF PHONE ORDERS                                     -30292.50
                                                        ----------
NET BOX OFFICE REVENUE                                   176295.00
                                                        ==========




                          Page 7 of 11 - Exhibit "A"

                                OTHER REVENUE


                                                PER MONTH
INTEREST INCOME                                     5600.00      67200.00
TICKET MASTER FEES:
10 MONTHS @ $6,250.                                 6250.00      62500.00
 2 MONTHS @ $8.333.                                 8333.00      16666.00
FMI BONUS                                           2500.00      30000.00
NBA REIMBURSEMENT
PRO-RATA SHARE OF EXCESS
SELECTED EXPENSES                                                81120.67
                                                                ---------
                                                                257486.67
                                                                =========



                              NBA REIMBURSEMENT
                           PRO-RATA SHARE OF EXCESS
                              SELECTED EXPENSES


                                        Actual        Budget     Difference
GENERAL & ADMIN                         1467596.80    897000.00   570596.80
REPAIR & MAINT                           265406.00    175000.00    90406.00
UTILITIES                                500000.00    587000.00   -87000.00
INSURANCE                                240000.00    406000.00  -166000.00
ANNUAL RESERVE                                0.00     50000.00   -50000.00
TELEPHONE                                 40000.00     60000.00   -20000.00
                                        ----------   ----------   ---------
TOTAL                                   2513002.80   2175000.00   338002.80
REIMBURSEMENT                                                          0.24
                                                                  ---------
NBA REIMBURSEMENT AMOUNT                                           81120.67
                                                                  =========





                          Page 8 of 11 - Exhibit "A"

                           SEAT USER CHARGE REVENUE



ATTENDANCE:
CONCERTS                                         346500.00
FAMILY & OTHER SHOWS                             317500.00
WRESTLING & BOXING                                30000.00
COLLEGE B BALL                                    93000.00
NBA                                              504000.00
                                                ----------
TOTAL ATTENDANCE                                1291000.00
SEAT USE CHARGE                                       0.75
                                                ----------
SEAT USE CHARGE REVENUE                          968250.00



                                        NBA         NON-NBA          TOTAL
EVENTS                                   42.00       116.00            158.00
ATTENDANCE                           504000.00    787000.00        1291000.00
SEAT USE CHARGE                           0.75         0.75              0.75
                                     ----------------------------------------
S.U.C. REVENUE                       378000.00    590250.00         968250.00

DECOMA (75% TO 1.35M)                                               726187.50
MSEA (25% TO 1.35M)                                                 242062.50
                                                                    ---------
TOTAL S.U.C. REVENUE                                                968250.00
                                                                    =========






                          Page 9 of 11 - Exhibit "A"

                     REVENUE DERIVED BY THE CITY OF MIAMI

RENT BLOCK 44 LEASE                                      300000.00
SEAT USE CHARGE                                          242062.50
                                                        ----------
SUB-TOTAL                                                542062.50
ARENA DEFICIT FUNDING                                   -457020.39
                                                        ----------
NET REVENUE TO CITY                                       85042.11
                                                        ==========









                         Page 10 of 11 - Exhibit "A"

                                 MIAMI ARENA
                         REPAIR & MAINTENANCE BUDGET
                                   1988-89



                                                MONTHLY         YEARLY
AIR FILTERS                                       300.00          3600.00
EIGHT BULBS                                      1000.00         12000.00
BELTS                                             400.00          4800.00
PLUMBING                                          750.00          9000.00
HARDWARE                                          750.00          9000.00
ELECTRIC SUPP                                    1000.00         12000.00
A/C SUPPLIES                                     1000.00         12000.00
SOUND SYS                                         500.00          6000.00
PAINT                                             200.00          2400.00
LUMBER                                            200.00          2400.00
LANDSCAPE & IRR                                  1750.00         21000.00
UNIFORMS                                          250.00          3000.00
CLEANING SUPP                                     250.00          3000.00
FUELS                                                                0.00
L.P.                           100.00                                0.00
DIESEL                         300.00             400.00          4800.00
SCOREBOARD                                       1266.67         15200.00
MISC. EXPENSES                                   1000.00         12000.00

SERVICE AGREEMENTS
PEST CONTROL                   350.00
FORKLIFT                       100.00
RADIOS                         640.00
CLEANING                      7200.00
ELEVATOR                      1233.00
HVAC                          1000.00
OFFICE EOP                     577.50           11100.50        133206.00

                                                --------        ---------
TOTAL                                           22117.17        265406.00




                         Page 11 of 11 - Exhibit "A"

            FIRST AMENDMENT TO MIAMI ARENA CONTRACT AND AGREEMENT


                                 MIAMI ARENA
                        BUDGETED REVENUE AND EXPENSES
                            FISCAL YEAR 1989-1990


REVENUES:

RENTAL                                                  1057368.00
NBA FIXED                                                124550.00
CONCESSIONS-NON-NBA                                      814029.48
CONCESSIONS-NBA                                          361257.23
PRIVATE SUITES                                           212625.00
ADVERTISING                                              263672.52
BOX OFFICE                                               108099.25
OTHER                                                    293476.00

                TOTAL OPERATING REVENUES                3235077.48

EXPENSES:

FIXED OPERATING PAYMENT                                  288750.00
VARIABLE OPERATING PAYMENT                                    0.00
ADMINISTRATIVE                                          1540976.10
REPAIR & MAINTENANCE                                     278682.24
UTILITIES                                                525000.00
PROMOTION/ADVERTISING                                    115500.00
INSURANCE                                                252000.00
ANNUAL RESERVE                                                0.00
BLOCK 44 LEASE                                           315000.00
TELEPHONE                                                 42000.00
NBA STAFFING                                             219000.00

                TOTAL OPERATING EXPENSES                3576908.34

                NET OPERATING INCOME (DEFICIT)          -341830.86






                          Page 1 of 11 - Exhibit "B"

                                 MIAMI ARENA
                                   BUDGET
                                 FY 1989-90

                        TOTAL
                        BUDGET           OCT            NOV            DEC            JAN            FEB            MAR
    REVENUE:
RENTAL                1057368.00      105736.80      105736.80      105736.80      105736.80      105736.80      105736.80
NBA FIXED              124550.00                      20750.33       20750.33       20750.33       20750.33       20750.33
CONCESSION             814029.48       81402.95       81402.95       81402.95       81402.95       81402.95       81402.95
CONCES. NBA            361257.23                      60209.54       60209.54       60209.54       60209.54       60209.54
PRIVATE SUIT           212625.00       16667.00       16667.00       16667.00       16667.00       16667.00       16667.00
ADVERTISING            263672.52       20583.00       20583.00       20583.00       20583.00       20583.00       20583.00
BOX OFFICE             108099.25        9008.27        9008.27        9008.27        9008.27        9008.27        9008.27
OTHER                  233476.00       24456.33       24456.33       24456.33       24456.33       24456.33       24456.33

    TOTAL             3235077.46      257854.35      338822.22      338822.22      338822.22      338822.22      338822.22

    EXPENSES:
FIXED OPER P           288750.00       24062.50       24062.50       24062.50       24062.50       24062.50       24062.50
VAR OPER PAT                0.00
ADMINISTRATI          1540976.10      126664.68      126664.68      126664.68      126664.68      126664.68      136664.68
REPAIR & MAI           278682.24       23223.52       23223.52       23223.52       23223.52       23223.52       23223.52
UTILITIES              525000.00       43750.00       43750.00       43750.00       43750.00       43750.00       43750.00
PROMO/ADV              115500.00        9625.00        9625.00        9625.00        9625.00        9625.00        9625.00
INSURANCE              252000.00       21000.00       21000.00       21000.00       21000.00       21000.00       21000.00
ANNUAL RESER                0.00           0.00           0.00           0.00           0.00           0.00           0.00
BLOCK 44 LEA           315000.00       26250.00       26250.00       26250.00       26250.00       26250.00       26250.00
TELEPHONE               42000.00        3500.00        3500.00        3500.00        3500.00        3500.00        3500.00
NBA STAFFING           219000.00                      36500.00       36500.00       36500.00       36500.00       36500.00

    TOTAL             3576908.34      278075.70      314575.70      314575.70      314575.70      314575.70      324575.70

NET INCOME            -341830.86      -20221.34       24246.53       24246.53       24246.53       24246.53       14246.53

                         APR            MAY            JUN            JUL            AUG            SEP
    REVENUE:
RENTAL                105736.80      105736.80      105736.80       35245.60       35245.60       35245.60
NBA FIXED              20750.33
CONCESSION             81402.95       81402.95       81402.95       27134.32       27134.32       27134.32
CONCES. NBA            60209.54
PRIVATE SUIT           16666.00       16666.00       16666.00       17500.00       17500.00       17500.00
ADVERTISING            20583.00       20583.00       20583.00       21613.00       21613.00       21614.00
BOX OFFICE              9008.27        9008.27        9008.27        9008.27        9008.27        9008.27
OTHER                  24456.33       24456.33       24456.33       24456.33       24456.33       24456.33

    TOTAL             338821.22      257853.35      257853.35      134957.52      134957.52      134958.52

    EXPENSES:
FIXED OPER P           24062.50       24062.50       24062.50       24062.50       24062.50       24062.50
VAR OPER PAT
ADMINISTRATI          136664.68      126664.68      126664.68      126664.68      126664.68      126664.68
REPAIR & MAI           23223.52       23223.52       23223.52       23223.52       23223.52       23223.52
UTILITIES              43750.00       43750.00       43750.00       43750.00       43750.00       43750.00
PROMO/ADV               9625.00        9625.00        9625.00        9625.00        9625.00        9625.00
INSURANCE              21000.00       21000.00       21000.00       21000.00       21000.00       21000.00
ANNUAL RESER               0.00           0.00           0.00           0.00           0.00           0.00
BLOCK 44 LEA           26250.00       26250.00       26250.00       26250.00       26250.00       26250.00
TELEPHONE               3500.00        3500.00        3500.00        3500.00        3500.00        3500.00
NBA STAFFING           36500.00

    TOTAL             324575.70      278875.70      278875.70      278875.70      278875.70      278875.70

NET INCOME             14245.53      -20222.34      -20222.34     -143118.17     -143118.17     -143117.17

Page 2 of 11 - Exhibit "B"

                                 MIAMI ARENA
                              FY 1989-90 BUDGET
                     SCHEDULE OF ADMINISTRATIVE EXPENSES

                        TOTAL
                        BUDGET           OCT            NOV            DEC            JAN            FEB            MAR
PAYROLL & FR          1122393.60       93532.80       93532.80       93532.80       93532.80       93532.80       93532.80
AUTO EXP                16800.00        1400.00        1400.00        1400.00        1400.00        1400.00        1400.00
DUES & SUBS              5250.00         437.50         437.50         437.50         437.50         437.50         437.50
INTEREST                21000.00        1750.00        1750.00        1750.00        1750.00        1750.00        1750.00
OFFICE SUP              25200.00        2100.00        2100.00        2100.00        2100.00        2100.00        2100.00
POSTAGE                 12600.00        1050.00        1050.00        1050.00        1050.00        1050.00        1050.00
EQUIP RENTAL            18900.00        1575.00        1575.00        1575.00        1575.00        1575.00        1575.00
PT TIME PAYR            58432.50        4869.38        4869.38        4869.38        4869.38        4869.38        4869.38
SECURITY               176400.00       14700.00       14700.00       14700.00       14700.00       14700.00       14700.00
MISCELLANEOU            10500.00         875.00         875.00         875.00         875.00         875.00         875.00
AUDIT FEES              21000.00                                                                                  10000.00
LEGAL FEES              52500.00        4375.00        4375.00        4375.00        4375.00        4375.00        4375.00

TOTAL                 1540976.10      126664.68      126664.68      126664.68      126664.68      126664.68      136664.68

                         APR            MAY            JUN            JUL            AUG            SEP
PAYROLL & FR           93532.80       93532.80       93532.80       93532.80       93532.80       93532.80
AUTO EXP                1400.00        1400.00        1400.00        1400.00        1400.00        1400.00
DUES & SUBS              437.50         437.50         437.50         437.50         437.50         437.50
INTEREST                1750.00        1750.00        1750.00        1750.00        1750.00        1750.00
OFFICE SUP              2100.00        2100.00        2100.00        2100.00        2100.00        2100.00
POSTAGE                 1050.00        1050.00        1050.00        1050.00        1050.00        1050.00
EQUIP RENTAL            1575.00        1575.00        1575.00        1575.00        1575.00        1575.00
PT TIME PAYR            4869.38        4869.38        4869.38        4869.38        4869.38        4869.38
SECURITY               14700.00       14700.00       14700.00       14700.00       14700.00       14700.00
MISCELLANEOU             875.00         875.00         875.00         875.00         875.00         875.00
AUDIT FEES             10000.00
LEGAL FEES              4375.00        4375.00        4375.00        4375.00        4375.00        4375.00

TOTAL                 136664.68      126664.68      126664.68      126664.68      126664.68      126664.68

Page 3 of 11 - Exhibit "B"

                              RENTAL PROJECTIONS

                                   # of                 AVG             TOTAL           AVG                             RENT
CATEGORY                        EVENTS                  ATT              ATT           PRICE            GROSS
ROCK                             23.00               10500.00         262500.00        16.00         4200000.00      504000.00
ETHNIC                            5.00               10500.00          52500.00        15.00          787500.00       94500.00
OTHER                             5.00               10500.00          52500.00        15.00          787500.00       94500.00
CIRCUS                           18.00                9300.00         167400.00         9.00         1506600.00      120528.00
ICE (DISNEY)                      9.00                7000.00          63000.00         9.00          567000.00       45360.00
CAPADES                           7.00                3500.00          24500.00         9.00          220500.00       22050.00
SESAME                            7.00                4500.00          31500.00         9.00          283500.00       34020.00
GLOBE TROTTERS                    1.00               11000.00          11000.00         9.00           99000.00       11880.00
TRACTOR PULL                      1.00                7500.00           7500.00        15.00          112500.00       11250.00
WRESTLING                         6.00                6000.00          36000.00         9.00          324000.00       38880.00
BOXING                            5.00                5000.00          25000.00        15.00          375000.00       25000.00
GYMNASTICS                        0.00                7500.00              0.00        11.00               0.00           0.00
COLLEGE B. BALL                  17.00                3500.00          59500.00         7.00          416500.00        6000.00
H. SCHOOL B. BALL                 3.00               10000.00          30000.00         4.00          120000.00       14400.00
MISC.                            15.00                3500.00          52500.00         0.00          FLAT RENT       35000.00
- ------------------              ----------------------------------------------------------------------------------------------
TOTAL                           124.00              109800.00         875400.00                      9799600.00     1057368.00
==================              ==============================================================================================








                          Page 4 of 11 - Exhibit "B"

NBA FIXED PAYMENT
- -------------------
43 HOME GAMES @ $13,372                  575000.00
LESS:  SEAT USE CHARGE
(14,300 X 42 X .75)                      450450.00
                                        ----------
NET RENT                                 124550.00
                                        ==========


NBA CONCESSIONS
- -------------------
42 GAMES X 11,700 X 4.17 PER CAP        2049138.00
LESS:  SALES TAX                         115988.94
NET REVENUE                             1933149.06
PARTICIPATION %                               .325
                                        ----------
PARTICIPATING REVENUE                    628273.44
ARENA'S SHARE                                 .575
                                        ----------
NBA CONCESSION REVENUE                   361257.23
                                       ===========









                          Page 5 of 11 - Exhibit "B"

                              CONCESSIONS NON NBA

FOOD & BEVERAGE

         35.00 CONCERTS          367500.00 PATRONS
               @ 3.00 PER CAP                             1102500.00
         58.00 FAM SHOWS         357400.00 PATRONS
               @ 1.50 PER CAP                              536100.00
         11.00 WRESTLING          61000.00 PATRONS
               @ 3.75 PER CAP                              228750.00
         20.00 COLLEGE BALL       89500.00 PATRONS
               @ 3.00 PER CAP                              268500.00
                                                          ----------
               GROSS TOTAL                                2135850.00
               LESS SALES TAX                              120897.17
                                                          ----------
               NET                                        2014952.83
               ARENA'S SHARE                                    .325
                                                          ----------
               FOOD & BEVERAGE REVENUE                     654859.67
                                                          ----------

MERCHANDISE

               DISNEY                                         0.00
               CIRCUS                                         0.00
         35.00 CONCERTS          367500.00 PATRONS
               @ 3.50 PER CAP                           1286250.00
         16.00 FAM SHOWS          74500.00 PATRONS
               @ 1.50 PER CAP                            111750.00
         11.00 WRESTLING          61000.00 PATRONS
               @ 2.00 PER CAP                            122000.00
         20.00 COLLEGE BALL       89500.00 PATRONS
               @  .00 PER CAP                                 0.00
                                                        ----------
               GROSS TOTAL                              1520000.00
               LESS SALES TAX                             86037.74
                                                        ----------
               NET                                      1433962.26
               ARENA'S SHARE                                  .111
                                                        ----------
               MERCHANDISE REVENUE                       159169.81
                                                        ----------
               TOTAL NON NBA CONCESSIONS                 814029.48
                                                        ==========





Page 6 of 11 - Exhibit "B"

                              BOX OFFICE REVENUE

TOTAL TICKETS SUBJECT TO SERV CHG.                      506500.00
% SOLD BY T.M.                                                 70%
                                                       ----------

T.M. TICKETS                                            354550.00
OUTLET SALES %                                                 75%
                                                       ----------

OUTLET TICKETS                                          265912.50
OUTLET REBATE                                                0.25
                                                       ----------

OUTLET REBATE $                                          66478.13


T.M. TOTAL TICKETS                                      354550.00
% OF PHONE SALES                                               25%
                                                       ----------

PHONE TICKETS                                            88637.50
PHONE REBATE                                                  .75
                                                       ----------

PHONE REBATE $                                           66478.13


TOTAL DOLLAR SALES SUBJECT TO SERV CHG.                7102000.00
% SOLD BY T.M.                                                 70%
                                                       ----------

T.M. DOLLARS                                           4971400.00
% OF PHONE ORDERS                                            0.25
                                                       ----------

PHONE DOLLARS                                          1242850.00
VISA/MC CHARGES                                              0.02
                                                       ----------

COST OF PHONE TICKETS                                    24857.00


RECAP
OUTLET REBATES                                           66478.13
PHONE REBATES                                            66478.13
COST OF PHONE ORDERS                                    (24857.00)
                                                       ----------

NET BOX OFFICE REVNUE                                   108099.25
                                                       ==========






Page 7 of 11 - Exhibit "B"

                                OTHER REVENUE

                                      PER MONTH
INTEREST INCOME                        4000.00           48000.00
TICKET MASTER FEES:
10 MONTHS @ $8,333.                    8333.00           83330.00
 2 MONTHS @ $10,416.                  10416.00           20832.00
FMI BONUS                              2500.00           30000.00
NBA REIMBURSEMENT:
PRO-RATA SHARE OF EXCESS
SELECTED EXPENSES                                       111314.00
                                                        ---------
                                                        293476.00
                                                        =========


                              NBA REIMBURSEMENT
                           PRO-RATA SHARE OF EXCESS
                              SELECTED EXPENSES

                                    ACTUAL          BUDGET        DIFFERENCE
GENERAL & ADMIN                   1540976.10       896700.00       644276.10
REPAIR & MAINT                     278682.24       175000.00       103682.24
UTILITIES                          525000.00       586950.00       (61950.00)
INSURANCE                          252000.00       406350.00      (154350.00)
ANNUAL RESERVE                          0.00        50000.00       (50000.00)
TELEPHONE                           42000.00        59850.00       (17850.00)
                                  ------------------------------------------

TOTAL                             2638658.34      2174850.00       463808.34
REIMBURSEMENT                                                           0.24
                                                                  ----------
NBA REIMBURSEMENT AMOUNT                                           111314.00
                                                                  ==========





Page 8 of 11 - Exhibit "B"

                           SEAT USER CHARGE REVENUE

ATTENDANCE:
CONCETS                                       367500.00
FAMILY & OTHER SHOWS                          357400.00
WRESTLING & BOXING                             61000.00
COLLEGE & H.S. B. BALL                         89500.00
NBA                                           504000.00
                                             ----------

TOTAL ATTENDANCE                             1379400.00
SEAT USE CHARGE                                    0.75
                                             ----------

SEAT USE CHARGE REVENUE                      1034550.00




                                         NBA         NON-NBA          TOTAL
EVENTS                                   42.00         124.00          166.00
ATTENDANCE                           504000.00      875400.00      1379400.00
SEAT USE CHARGE                           0.75           0.75            0.75
                                     ----------------------------------------

S.U.C. REVENUE                       378000.00      656550.00      1034550.00


DECOMA (75% TO 1.35M)                                               775912.50
MSEA (25% TO 1.35M)                                                 258637.50
                                                                   ----------

TOTAL S.U.C. REVENUE                                               1034550.00
                                                                   ==========





Page 9 0f 11 - Exhibit "B"

                                 MIAMI ARENA
                         REPAIR & MAINTENANCE BUDGET
                                   1989-90

                                             MONTHLY           YEARLY
AIR FILTERS                                   315.00          3780.00
LIGHT BULBS                                  1050.00         12600.00
BELTS                                         420.00          5040.00
PLUMBING                                      787.75          9453.00
HARDWARE                                      787.75          9453.00
ELECTRIC SUPP                                1050.00         12600.00
A/C SUPPLIES                                 1050.00         12600.00
SOUND SYS                                     525.00          6300.00
PAINT                                         210.00          2520.00
LUMBER                                        210.00          2520.00
LANDSCAPE & IRR                              1837.50         22050.00
UNIFORMS                                      262.50          3150.00
CLEANING SUPP                                 262.50          3150.00
FUEL:                                                            0.00
L.P.                            105.00                           0.00
DIESEL                          315.00        420.00          5040.00
SCOREBOARD                                   1330.00         15960.00
MISC. EXPENSES                               1050.00         12600.00

SERVICE AGREEMENTS:
PEST CONTROL                    367.50
FORKLIFT                        105.00
RADIOS                          672.00
CLEANING                       7560.00
ELEVATOR                       1294.65
HVAC                           1050.00
OFFICE EQP                      606.37      11655.52        139866.24

                                            --------        ---------
TOTAL                                       23223.52        278682.24
                                            ========        =========





Page 10 of 11 - Exhibit "B"

                     REVENUE DERIVED BY THE CITY OF MIAMI

RENT BLOCK 44 LEASE                               315000.00
SEAT USE CHARGE                                   258637.50
                                                 ----------

SUB-TOTAL                                         573637.50
ARENA DEFICIT FUNDING                            (341830.86)
                                                 ----------

NET REVENUE TO CITY                               231806.64
                                                 ==========




Page 11 of 11 - Exhibit "B"

                                  EXHIBIT C
                                      TO
                        FIRST AMENDMENT TO MIAMI ARENA
                            CONTRACT AND AGREEMENT

                  Amounts Due as of September 30, 1990 to be
                      Paid from the Maintenance Account


Invoice No.           Date          Description                          Amount
- -----------           ----          -----------                          ------
   274              10/31/89        Improvements to the Arena          $ 1,829.10
                                    completed in October

   294              11/30/89        Improvements - November              7,020.80

   315              11/30/89        Improvements - November                710.20

   343              12/31/89        Improvements - December             18,090.43

   427               2/28/90        Improvements - February              5,117.16

   452               2/28/90        Improvements - February              2,692.80

   484               2/28/90        Fixed Assets                           869.20

   496               3/31/90        Improvements - March                 2,059.40
                                                                       ----------

                                    Total Amount due to                $38,389.09
                                    the Miami Arena                    ==========


                                  EXHIBIT D
                                      TO
                        FIRST AMENDMENT TO MIAMI ARENA
                            CONTRACT AND AGREEMENT

                  Amounts Due as of September 30, 1990 to be
                            Paid from Owner Funds



                                                                                     Date
Description                           Date                 Amount                    Paid           Balance Due
- -----------                           ----                 ------                    ----           -----------
Invoice No. 0202                      5/89              $   500.00                                         ----

Invoice No. 0223                      7/89                5,925.69                                         ----

Cleaning                             12/89               22,436.40                                         ----

Invoice No. 0255                     12/89                9,240.00                                         ----
                                                        ----------                                  -----------
                                                         38,102.09 (Note 1)        2/9/90

Traffic Police                    11/30/90               13,942.50                    ---             13,942.50
Heat Games,
Invoice 311

Public Skating                     9/30/90                2,266.47                    ---              2,266.47
Invoice No. 628                                                                                     -----------


      Total amount due to the Miami Arena                                                           $ 16,208.97
                                                                                                    ===========

      Notes

      (1) These items were approved and previously funded by Owner on February 9, 1990.

                                  EXHIBIT E
                                      to
                        FIRST AMENDMENT TO MIAMI ARENA
                            CONTRACT AND AGREEMENT

            Items Approved for Payment Out of the Replacement Fund



Description                                     Amount
- -----------                                     ------
Terrazzo in restrooms                         $ 43,000.00

Computer hardware and software                  16,000.00

Office furniture                                 5,000.00

Box Office security                              4,000.00

Staging equipment                                6,000.00
                                              -----------

                                              $ 74,000.00
                                              ===========
